                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 3
                                       TO
                          WERNER HOLDING CO. (PA), INC.
                              STOCK INCENTIVE PLAN
                              --------------------


The Werner Holding Co. (PA), Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

         The first sentence of paragraph 2. STOCK SUBJECT TO PLAN of the Plan is amended to read:

         The number of shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder plus the number of shares of stock that may be granted or sold as Restricted Stock hereunder shall not in the aggregate exceed 8,353 shares of the Company's Class C Common Stock (the "Shares"), subject to adjustment under Section 13 hereof; provided further that the number of Shares that a Participant (as hereinafter defined) may receive pursuant to the Plan shall in no event exceed 2,500 in any year.

Pursuant to Werner Holding Co. (PA), Inc. Board of Directors action dated March 2, 2000.